RESTRICTED NET ASSETS - Summary of Movement of Statutory Reserve (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
At the end of the financial year	$ 123,574
Statutory reserve
At the beginning of the financial year	46	$ 46	$ 33
Transferred from retained earnings	0	0	0
At the end of the financial year	$ 46	$ 46	$ 46